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Technical Consultation and Service Agreement

技术咨询和服务协议

This Agreement is executed by and between the following Parties as of th, 2021, in Shanghai:

本协议由以下双方于 2021 年 5 月 8 日在上海签订：

Party A: Shanghai Miting Creative Design Co., Ltd.

Legal Representative: Qu Xiaodan

Address: Room 098, Floor 12, Building 1, No.588 Zixing Road, Minhang District, Shanghai

甲方：上海米霆文化创意有限公司

法定代表人：曲晓丹

住所：上海市闵行区紫星路 588 号 1 幢 12 层 098 室

Party B: Shanghai Jupiter Creative Design Co., Ltd.

Legal Representative: Qu Xiaodan

Address: Room 705, Building 22, No.785 Hutai Road, Jing 'an District, Shanghai

乙方：上海朱庇特创意设计有限公司

法定代表人：曲晓丹

联系地址： 上海市静安区沪太路 785 号 22 幢 705 室

Each of Party A and Party B shall be hereinafter referred to as a "Party" individually, and as the "Parties" collectively.

甲方、乙方单称为"一方"，合称为"双方"。

Whereas:

鉴于：

1、Party A is a wholly foreign-owned enterprise registered and established and effectively existing in accordance with the laws and regulations of the PRC; Party B is a limited liability company registered and established and effectively existing in accordance with the laws and regulations of the PRC;

甲方系一家依据中华人民共和国法律规定登记成立并有效存续的外商独资企业；乙方系依据中华人民共和国法律规定登记成立并有效存续的有限责任公司；

2、Party A has the resources of and qualifications for advanced technical consultation services, and Party B is approved to engage in the development and operation of the online game in accordance with applicable laws. Party B intends to hire Party A to provide technical consultation services and apply for the use of intellectual property rights including the trademark of Party A, and Party A agrees to provide such services.

甲方拥有先进的技术咨询服务的资源和资质，乙方经法律批准从事游戏开发运营。乙方拟聘请甲方提供技术咨询服务并申请使用甲方商标在内的知识产权，甲方同意接受提供该等服务。

In view of this, in accordance with the PRC Civil Code and other relevant laws and regulations, the Parties, on the basis of equality, voluntariness, honesty and credit, have reached the following agreement through consensus, with a view to complying with it together:

有鉴于此，甲乙双方根据《中华人民共和国民法典》等有关法律法规的规定，在平等自愿、诚实信用的基础上，经协商一致，约定如下，以期共同遵守：

1. Technical Consultation and Service

技术咨询和服务

Within the effective term of this Agreement, the Parties agree that Party A, as the exclusive technical consultation and service provider of Party B, will provide technical consultation and service to Party B in accordance with this Agreement (see Annex 1 of this Agreement for details, hereinafter referred to as the "Service").

在本协议有效期内，双方同意甲方按照本协议的约定，作为乙方独家的技术咨询和服务提供商，向乙方提供技术咨询和服务（具体内容详见本协议附件一，以下简称"服务"）。

Party B agrees that, without the prior written consent of Party A, Party B shall not terminate the technical consultation and service agreed in this Agreement, nor accept the same or similar services as the aforementioned in any way provided by any third party.

乙方同意：未经甲方事先书面同意，乙方不得终止本协议约定的技术咨询和服务，也不得接受任何第三方以任何形式提供的与前述服务相同或相似的服务。

2. Term of Technical Consultation and Service

技术咨询和服务期限

The term of the Service provided by Party A shall be 20 years from the effective date of this Agreement, and the term of the Service will be automatically extended after the expiration until the date when Party A requests to terminate this Agreement in writing.

甲方提供服务的期限为自本协议生效之日起 20 年，服务期限届满后将自动延期直至甲方书面要求解除本协议之日止。

3. Intellectual Property Right Granted

知识产权的授予

Party A agrees to grant its trademarks, software copyrights, management systems, management methods and other intellectual property rights related to the Service to Party B for use, but the content, purpose, method and scope of intellectual property rights used by Party B shall be subject to prior written consent of Party A. The granting of such intellectual property rights is a compensable and irrevocable license. For the avoidance of doubt, except as otherwise provided in other agreements reached

by the Parties, Party B will no longer pay Party A any royalties for using its granted intellectual property rights, except for the consultation service fees agreed in Article 5 of this Agreement.

甲方同意将其商标、软著、管理系统、管理方法等与此次服务相关的知识产权均授予乙方使用，但乙方使用的知识产权内容、目的、方式及范围应事先书面征得甲方同意；该等知识产权的授予为有偿的、不可撤销的授权。为免疑问，除甲乙双方达成的其他协议另有规定外，在本协议第 5 条约定的咨询服务费外，乙方不再向甲方支付使用其授权知识产权的任何特许权使用费。

4. **Ownership of Intellectual Property Right**

知识产权归属

4.1 The Parties confirm that the ownership of any intellectual property rights granted by Party A to be used by Party B belongs to Party A, and the granting under Article 3 of this Agreement will not result in the transfer of any intellectual property rights or any restriction on the exercise of complete ownership by Party A.

双方确认，甲方授权乙方使用的任何知识产权的所有权均属于甲方，本协议第 3 条的授予不会导致任何知识产权的转让或对甲方行使完整的所有权产生任何限制。

4.2 The Parties confirm that any rights or interests arising from the performance of this Agreement, including but not limited to trademarks, patents, software copyrights, copyrights, management systems, management methods, technical information, trade secrets, etc., whether developed by Party A itself or developed by or on behalf of Party B based on the original intellectual property rights od Party A, shall solely belong to Party A.

双方确认，因履行本协议约定的过程中产生的任何权利或利益，包括但不限于商标、专利、软著、著作权、管理系统、管理方法、技术信息、商业秘密等，无论是由甲方自行开发或由乙方或代表乙方基于甲方原来知识产权开发的，均归属于甲方单独享有。

4.3 After Party B makes any improvement, modification, change or adaptation of any intellectual property rights granted by Party A in accordance with this

Agreement, Party B shall immediately disclose such improvement, modification, change or adaptation and any important information related thereto to Party A, and shall cooperate with Party A to execute all documents and agreements related to further proving or realizing that the rights to such improvement, modification, change or adaptation shall be enjoyed by Party A or its designated party.

乙方针对甲方依据本协议授权乙方使用的任何知识产权进行任何改良、修改、变更或改编后，应立即向甲方披露该等改良、修改、变更或改编以及与其有关的任何重要信息，并应配合甲方签署与进一步证明或实现甲方或其指定方对该等改良、修改、变更或改编享有权利相关的所有文件和协议。

5. Calculation of Consultation Service Fee

咨询服务费的计算

5.1 Party B agrees to pay the consultation service fee as agreed in Annex 2 of this Agreement.

乙方同意按照本协议附件二的约定支付咨询服务费。

5.2 Party B shall pay consultation service fee to Party A in accordance with the payment method and time specified by Party A in writing. Both Parties agree that Party B may postpone the payment with the prior written consent of Party A.

乙方应根据甲方书面指定的付款方式和时间向甲方支付咨询服务费。双方同意，在事先取得甲方书面同意的情况下，乙方可以延期支付款项。

5.3 The Parties confirm that within the term of the Service, Party A will enjoy all the economic benefits and bear all risks arising from the operation of Party B; Party A commits that it will provide financial support to Party B in case of serious difficulties in its operation, and Party A shall be entitled to request Party B to stop its operation in case of the aforementioned circumstance, and Party B shall immediately and unconditionally accept it.

双方确认，在服务期限内，甲方将享有并承担乙方经营产生的所有经济收益及风险；甲方承诺，在乙方经营发生严重困难时，甲方将对其提供

财务支持，并且甲方有权在发生前述情形时要求乙方停止运营，乙方应当立即无条件接受。

6. **Guarantee**

担保

The consultation service fee paid by Party B to Party A under this Agreement will be guaranteed through shareholders of Party B setting pledge on their equity interests of Party B. For details, please refer to the Equity Interest Pledge Agreement signed by shareholders of Party B and Party A.

本协议项下乙方应向甲方支付的咨询服务费将由乙方股东以其持股的乙方股权作为质押担保，具体内容详见乙方股东与甲方签署的《股权质押协议》。

7. **Representations, Warranties and Commitments**

陈述、保证与承诺

7.1 Party A represents and warrants as follows:

甲方陈述与保证如下：

（1） Party A has all the rights and powers to execute and perform this Agreement, and has completed its internal legal authorization procedures.

甲方具有签署及履行本协议的所有权利与权力，并经过其内部合法的授权手续。

（2） The execution and performance of this Agreement by Party A shall not violate any laws, regulations or government approval, authorization and other government regulations that are binding on or affecting it, nor violate any agreements executed or commitments made by Party A to third parties.

甲方签署及履行本协议不违反任何对其有约束力或影响的法律法规的规定或政府批准、授权及其他政府规定，也不违反其与第三方签署的任何协议或作出的任何承诺。

7.2 Party B warrants and commits as follows:

乙方保证与承诺如下：

（1） Party B has all the rights and powers to execute and perform this Agreement, and has completed its internal legal authorization procedures. There is no circumstance that will hinder the effectiveness of this Agreement and the continuous performance of Party B's obligations under this Agreement.

乙方具有签署及履行本协议的所有权利与权力，并经过其内部合法的授权手续，也不存在任何妨碍本协议生效及乙方持续履行本协议义务的情形。

（2） The execution and performance of this Agreement by Party B shall not violate any laws, regulations or government approval, authorization and other government regulations that are binding on or affecting it, nor violate any agreements executed or commitments made by Party B to third parties.

乙方签署及履行本协议不违反任何对其有约束力或影响的法律法规的规定或政府批准、授权及其他政府规定，也不违反其与第三方签署的任何协议或作出的任何承诺。

（3） Party B warrants that it has obtained the licenses and qualifications related to its business and will maintain the continuous validity of such qualifications and licenses within the term of the Service.

乙方保证获得其业务相关的许可和资质，并在服务期内维持该等资质及许可的持续有效性。

（4） Party B shall actively cooperate with the Service provided by Party A, including but not limited to executing relevant documents, handling relevant formalities and providing various support.

乙方积极配合甲方提供的服务，包括但不限于签署有关文件、办理有关手续、提供各项支持。

（5） Within the term of the Service, without the prior written consent of Party A, Party B shall not accept the same or similar services in any way

provided by any third party, and shall not execute relevant agreements or make relevant commitments and arrangements with a third party.

在服务期内，未经甲方事先书面同意，乙方不得接受任何第三方以任何形式提供的相同或相似的服务，也不得与第三方签署相关协议或作出相关的承诺与安排。

（6） Without prior written consent of Party A, Party B shall not dispose of any assets, business or interests by means of sale, transfer or endowment, or set any encumbrance on the assets (including but not limited to mortgage, pledge, lien, etc.), and shall not provide guarantee to a third party, except in cases necessary for daily business operation.

未经甲方事先书面同意，乙方不得以出售、转让、赠与等方式处置任何资产、业务或权益或在资产上设置任何权利负担（包括但不限于抵押、质押、留置等），也不得向第三方提供担保，但因日常经营业务所必须的情形除外。

（7） Without prior written consent of Party A, Party B shall not increase or decrease its registered capital, merge with a third party or establish a joint entity, or acquire/control a third party or be acquired/controlled.

未经甲方事先书面同意，乙方不得增资、减资，不得与第三方合并、兼并或成立联合实体，也不得收购/控制第三方或被收购/控制。

（8） Party B agrees that Party A shall be entitled to appoint directors, supervisors, senior management and other necessary management personnel to Party B, and Party B shall cooperate with the appointment of these persons to take corresponding posts and bear corresponding labor costs.

乙方同意，甲方有权向乙方委派董事、监事、高级管理人员及其他必要的管理人员，乙方应配合委任该等人士担任相应的岗位，并承担相应的人力成本。

（9） Party B agrees that Party A shall be entitled to check its financial situation at any time, and is entitled to audit or conduct due diligence on Party B by itself or by hiring a third-party institution. Party B shall

cooperate to provide all materials related to the audit or due diligence and provide corresponding assistance.

乙方同意，甲方有权随时检查其财务情况，并有权自行或聘请第三方机构对乙方进行审计或尽职调查，乙方应当配合提供审计或尽职调查相关的所有资料并提供相应的协助。

（10）Party B agrees that Party B shall perform all its obligations under the Exclusive Option Agreement (which is separately executed by Party B, its shareholders and Party A) as required by Party A from the date when Party A can directly hold all the equity interests of Party B and continue to engage in Party B's business legally.

乙方同意，在甲方可以直接持有乙方全部股权之日并可以继续合法从事乙方业务之日起，乙方应当根据甲方的要求，履行其在《独家购买权协议》（该协议由乙方、乙方股东与甲方另行签署）项下的所有义务。

8. Confidentiality Obligation

保密责任

The Parties shall keep this Agreement, the content and existence of this Agreement and all non-public information of the other Party acquired hereby ("confidential information") confidential, and neither Party shall disclose the confidential information to any third party, which also includes relatives or its related parties of one Party, however excluding relevant employees, managements, consultants of the Parties who need to know such confidential information for the purpose of performance of this Agreement (for the avoidance of doubt, the Parties shall inform their relevant employees, managements, consultants of the confidential nature of the confidential information and shall cause such person to be bound by the same terms as this confidential obligation under this Agreement). The term of confidentiality obligation begins from the execution date of this Agreement to the date when Party A agrees to disclose such confidential information.

双方应对本协议、本协议的约定和其存在及由此知悉的对方的所有非公开信息（即"保密信息"）保密，任何一方不得将保密信息透露给任何第三方，该第三

方还包括了任何一方的亲属/关联方等，但就履行本协议之目的而需要了解该等保密信息的各方相关员工、高管、顾问等除外（为免疑问，各方应将保密信息的保密性质告知其相关员工、高管、顾问等，并且促使该人员应同样受到本协议保密义务的约束）；保密期限自本协议签署之日起至甲方同意公开此等保密信息之日止。

9. Default Obligation

违约责任

9.1 If one Party violates or delays the performance of this Agreement or other transaction documents, or if the representations, warranties and commitments made by one Party are untrue, incomplete and misleading, it shall be deemed as a breach of contract.

如一方违反或延迟履行本协议或其他交易文件的约定或者作出的陈述、保证与承诺不真实、不完整存在误导性的均视为违约。

9.2 Unless otherwise agreed in this Agreement, if the breaching Party causes losses to the other Party due to its breach of contract, the breaching Party shall compensate the other Party for all economic losses.

除本协议另有约定外，违约方因违约行为给对方造成损失的，则违约方应赔偿对方所有经济损失。

10. Governing Law and Resolution of Disputes

法律适用及争议解决

10.1 The execution, validity, interpretation, performance, amendment, termination, dissolution, resolution of disputes and other matters not specified in this Agreement and its annexes and supplementary agreements shall be implemented in accordance with the relevant applicable laws and regulations of the mainland of the PRC.

本协议及其附件和补充协议订立、效力、解释、履行、变更、终止、解除、争议的解决以及未规定的事项，均遵照中华人民共和国大陆地区有关法律、法规执行。

10.2 Any disputes, issues or claims arising from or related to this Agreement or the performance, interpretation, breach, termination or validity of this Agreement shall be settled through friendly negotiation between the Parties. If negotiation fails, the dispute shall be arbitrated in Beijing by China International Economic and Trade Arbitration Commission in accordance with the arbitration rules of such commission in effect at that time. The award of the arbitration shall be final and binding on the Parties. During the period when the dispute is being resolved, the Parties shall continue to implement this Agreement in all other aspects except the disputed matters.

本协议或本协议的履行、解释、违约、终止或效力所引起的或与此有关的任何争议、纠纷或权利要求，都应双方友好协商解决。协商不成的，该争议由中国国际经济贸易仲裁委员会并依据该委员会届时有效的仲裁规则在北京进行仲裁，仲裁的结果是终局性的，对双方均有约束力。争议正在解决期间，除争议的事项外，双方应在所有其它方面继续执行本协议。

11. Miscellaneous

其他

11.1 Any amendment, modification and supplement to this Agreement shall come into effect only after Party A and Party B reach a consensus through negotiation and execute a written agreement. In case of any conflict between this Agreement and other agreements previously executed by the Parties or the articles of association of the Target Company, this Agreement shall prevail.

对本协议的任何变更、修改、补充，需经甲乙双方协商一致，并签订书面协议，方可生效。本协议与双方此前签署的其他协议或者目标公司章程冲突的，以本协议约定为准。

11.2 The failure or delay in exercising any certain right under this Agreement shall not constitute a waiver of such right by such Party.

如果任何一方未行使或延迟行使本协议项下的某项权利，不构成该方对此权利的放弃。

11.3 This Agreement shall be binding on successors of the Parties. Without Party A's prior written consent, Party B shall not assign all or part of its rights and obligations under this Agreement. However, Party B agrees that Party A may assign all or part of its rights and obligations under this Agreement to a third party at any time, and the terms of this Agreement shall remain binding on the third party and Party B.

本协议对双方的继受人均具有效力，未经甲方事先书面同意，乙方不得将本协议项下的权利义务全部或部分进行转让。但乙方同意，甲方随时可以将其在本协议项下的权利义务全部或部分转让给第三方，本协议的条款对第三方和乙方继续有效。

11.4 This Agreement is written in both Chinese and English, and in the case of any conflict between the two versions, the Chinese version shall prevail.

本协议以中英文书写，若有歧义，以中文版本为准。

11.5 This Agreement shall come into effect after being executed or sealed by the Parties. This Agreement is made in four counterparts, with each Party holding two copies, which has the same legal effect.

本协议自双方签字或盖章后生效。本协议一式肆份，甲、乙双方各执贰份，具有同等法律效力。

（No text below/以下无正文）

In witness whereof, this Technical Consultation and Service Agreement is signed by the following Parties on the date and place first above.

兹此为证，本技术咨询和服务协议由以下双方于文首之日期及地点签署。

Party A (Seal):

Legal Representative

/Authorized Representative (Signature)

甲方（盖章）：

法定代表人/授权代表（签字）

Party B(Seal):

Legal Representative

/Authorized Representative (Signature)

乙方（盖章）：

法定代表人/授权代表（签字）

Annex 1: Technical Consultation and Service

附件一：技术咨询与服务内容

Party A will provide Party B with the following technical consultation and service:

甲方将为乙方提供如下技术咨询与服务：

1、 Research and develop relevant technologies required by the business of Party B, and the business of Party B includes creative services, providing preparation and planning services for cultural and artistic exchange activities; design, production, agency, and release of various advertisements; enterprise image planning; exhibition and display services; marketing planning; animation design; graphic design and production; e-commerce (no financial Business); craft gifts (except ivory and its products), toys, clothing, electronic products, daily necessities, household goods, textiles, cultural goods, machinery and equipment sales, food sales; radio and television program production (production, distribution of radio and television programs (except for current affairs, news and similar topics, columns); publication management; telecommunications business; software development; retail of cosmetics and hygiene products; film production, film distribution;

就乙方业务所需的相关技术进行研究和开发，乙方业务包括创意服务，为文化艺术交流活动提供筹备策划服务，设计、制作、代理、发布各类广告，企业形象策划，展览展示服务，市场营销策划，动漫设计，图文设计制作，电子商务（不得从事金融业务），工艺礼品（象牙及其制品除外）、玩具、服装、电子产品、日用品、家居用品、纺织品、文化用品、机械设备的销售，食品销售，广播电视节目制作（制作、发行广播电视节目（时政、新闻及同类专题、专栏除外）），出版物经营，电信业务，软件开发，化妆品及卫生用品零售，电影制片，电影发行；

2、 Provide relevant technical application and implementation for the operation of the business of Party B, including but not limited to the overall system design scheme, system installation and commissioning and system trial operation;

就乙方业务的运营提供相关技术应用和实施，包括但不限于系统总设计方案、系统的安装和调试和系统试运行；

3、Take charge of the daily maintenance, monitoring, debugging and troubleshooting of computer network equipment, including inputting user information into the database in time, or updating the database in time, updating the user interface regularly, and providing other related technical services according to other business information provided by Party B at any time;

负责计算机网络设备的日常维护、监控、调试与故障排除，包括及时将用户的信息输入数据库，或根据乙方随时提供的其他业务信息，及时更新数据库，定期更新用户界面，并提供其他相关技术服务；

4、Provide consultation services for the purchase of relevant equipment, software and hardware systems required by Party B for network operation, including but not limited to the selection of various tool software, application software and technology platforms, system installation and commissioning, and the selection, model and performance of various matching hardware facilities and equipment; Provide technical advice and technical answers to technical questions raised related to Party B's network equipment, technical products and software;

为乙方开展网络经营所需的有关设备及软、硬件系统的采购提供顾问服务，包括但不限于就各类工具软件、应用软件及技术平台的选择、系统安装及调试，以及与之相配的各类硬件设施、设备的选购、型号、性能等方面提出顾问建议；对乙方网络设备、技术产品和软件提出的技术疑问，给予技术咨询和技术解答；

5、Party A shall provide appropriate training and technical support and assistance to employees of Party B, including but not limited to providing technical and skill training, such as customer service or technical and other training; Provide Party B with the consultation and advice on software application, and assist Party B in compiling and collecting various information;

甲方向乙方的员工提供适当培训和技术支持及援助，包括但不限于：提供技术和技巧培训，例如顾客服务或技术及其他方面的培训；向乙方提供软件运用的咨询及建议，协助乙方编制、收集各类信息内容；

6、Assist Party B in customer management and after-sales tracking services related to its business;

协助乙方进行与业务相关的客户管理和售后跟踪服务；

7、 Provide public relations services related to the government and assist Party B to communicate with relevant government departments;

提供政府公关服务，协助乙方与相关政府部门进行沟通；

8、 Assist Party B in personnel management, including recommending employees, selecting vacant employees, managing employees' social insurance, salary and holiday benefits, and designing company system, etc.

协助乙方进行人事管理，包括推荐员工、选任空缺岗位的员工、管理员工的社会保险和薪金假期福利、设计公司制度等；

9、 Assist Party B in formulating business development plan, marketing strategy, product positioning and other operational related matters;

协助乙方制定业务发展计划、营销策略、产品定位以及其他运营相关事项；

10、 Assist Party B to improve the corporate governance structure, management system and other management measures;

协助乙方完善公司治理架构、管理制度等管理措施；

11、 Assist Party B to recover arrears, mortgage and guarantee money from customers according to receivables of Party B;

根据乙方的应收账款，协助乙方从客户追索欠款、抵押款、担保金等款项；

12、 Provide other technical services and consultation according to Party B's business needs, including but not limited to finance, business, legal affairs, operation, management, personnel and other aspects.

根据乙方经营所需，提供其他技术服务和咨询，包括但不限于财务、业务、法务、运营、管理、人事等各方面。

Annex 2: Calculation and Payment of Consultation Service Fee

附件二：咨询服务费的计算和支付

1、 The Parties agree that Party B shall pay Party A the consultation service fee under this Agreement on a quarterly basis, and the consultation service fee shall be verified by both Parties according to the actual content of the Service. In principle, the consultation service fee shall be the balance of Party B's total income after deducting the necessary expenses, fees and taxes of the daily operation of Party B, and making up the losses (if any) of previous years and deducting other legal amounts to be retained. Party B shall provide Party A with its financial statements and operating data for each quarter within ten (10) days after the end of such quarter.

双方同意，乙方应按季度向甲方支付本协议项下的咨询服务费，咨询服务费应由双方按实际服务内容核定。咨询服务费原则上应为乙方的全部收入扣除乙方日常运营的必要开支、费用、税费，并弥补以前年度亏损（如有）以及扣除其他法定应留存的金额后的余额。乙方应于每个季度结束后十（10）日内，向甲方提供乙方该季度的财务报表和经营数据。

2、 The amount of consultation service fee shall be determined according to the following factors:

咨询服务费的数额应根据如下因素确定：

（1）The difficulty of technology development and the complexity of consultation and management services;

技术开发难度和咨询、管理服务的复杂程度；

（2）The time required by Party A to provide such technology development, consultation and management services; and

甲方提供该等技术开发、咨询和管理服务所需时间；及

（3）Specific content and commercial value of technology development, consultation and management services.

技术开发、咨询和管理服务的具体内容和商业价值。

3、The consultation service fee payable by Party B in each quarter shall be subject to the amount confirmed by the written bill issued by Party A, and Party B shall pay the consultation service fee for that quarter to Party A within ten (10) days after receiving such written bill. Party A shall be entitled to adjust the amount and payment method of consultation service fee according to the actual situation, and Party B shall cooperate unconditionally.

乙方每个季度应付咨询服务费以甲方出具的书面账单所确认的金额为准，乙方应当在收到该书面账单后十（10）日内向甲方支付该季度咨询服务费。甲方有权根据实际情况调整咨询服务费的金额和支付方式，乙方应无条件配合。

4、After the end of each fiscal year of Party B, Party A and Party B shall make a total accounting of the consultation service fees actually shall be paid by Party B according to the total business income of Party B in the previous year confirmed by the audit report issued by a Chinese CPA firm approved by both Parties, and make corresponding payment adjustment (refunding for any overpayment and supplementing payment for any deficiency) within 15 working days after the audit report is issued. Party B commits to Party A that it will provide all necessary information and assistance to the relevant Chinese CPA firm, and urge it to complete and issue the audit report of the previous year to both Parties within 60 working days after the end of each year. All expenses incurred in issuing the audit report shall be borne by Party B.

在乙方的每个会计年度结束后，甲乙双方应按经双方均认可之中国注册会计师事务所出具的审计报告所确认的乙方上一年度业务收入总额，对乙方实际应付的咨询服务费进行总核算，并在审计报告出具后的 15 个工作日内作出相应支付的调整(多退少补)。乙方向甲方承诺将向有关之中国注册会计师事务所提供一切所需资料及协助，并促使其于每一年度结束的 60 个工作日内完成并向双方出具有关上一年度的审计报告。出具审计报告所产生的所有费用由乙方承担。